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                                                                    Exhibit 10.2

                                 April 25, 2002

SUSA Partnership, LP
715 Toyota Plaza
Suite 700
Memphis, TN  38103

Ladies and Gentlemen:

         This letter agreement supplements the credit agreement entered into between SC Realty Incorporated (the "Lender") and SUSA Partnership, LP (the "Borrower") dated as of April 25, 2002. The purpose of this letter agreement is to outline the terms and conditions under which the Lender will provide the Borrower same day access to funds in order to meet working capital needs. It also confirms our mutual desire to minimize the Borrower's cash balances and to target a daily cash balance of zero dollars.

         The Lender hereby agrees to provide short-notice, incremental funding on an as-needed basis in the form of a Cash Pool Account. The amount that the Borrower borrows from, or repays to, its Cash Pool Account will be determined daily by the Borrower's cash management staff, with the goal of providing for the Borrower's cash needs for the day while targeting an end-of-day cash balance of zero dollars. Under this agreement, the limit of the Lender's funding to the Borrower will be $5 million. In the event that the borrower needs to borrow an amount in excess of $5 million, the Borrower will plan appropriately and borrow under its line of credit facility (LOC).

         On days when the Borrower has an outstanding loan balance in its Cash Pool Account, a daily interest charge will be added to the balance by using the current one-month LIBOR plus 120 basis points divided by 360 days. On days when Borrower has a cash balance in its Cash Pool Account, the SCG Cash Management Department will apply the proceeds to any outstanding balance under the Borrower's LOC. If additional cash remains, it will accrue interest at a daily rate obtained by using the current one-month LIBOR plus 120 basis points divided by 360 days.

         Transactions under this letter agreement will be initiated by faxing a completed Cash Pool Account Borrowing and Contribution Request (attached as
Exhibit I) to SCG Analyst - Cash Management at (915) 877-4749.

         SCG's Cash Management Department will provide the Borrower with a daily report, showing daily activity and current balance on the Borrower's Cash Pool Account. This information will also be tracked by the SCG Accounting Department.

         The intent of this agreement is to provide liquidity on a short-notice basis for daily routine cash needs and to facilitate the elimination of cash balances when pre-payable debt is outstanding. It is not meant to replace the Borrower's LOC, which will continue to be utilized

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as the primary source for major debt financing. It is expected that the long-term monthly average balance in the Cash Pool Account will migrate to zero, as the main purpose of this account is to bridge timing differences in routine cash in-flows and out-flows. Both parties understand that the cash collections and disbursements of the Borrower reflect the unique characteristics and timing of the storage business. Both Parties agree to work together to modify this agreement as needed to maximize efficiency and minimize cost.

         This agreement can be terminated by either party with 30 days notice, or as otherwise agreed to.

         Please sign below and return a copy for our records.

                                                 SC REALTY INCORPORATED
                                                 By /s/ Jeffrey A. Klopf
                                                    --------------------
                                                 Title: Senior Vice President


ACKNOWLEDGED BY:
SUSA Partnership, LP
By:
/s/ Christopher P. Marr
-----------------------
Title: Chief Financial Officer

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                              SUSA PARTNERSHIP, LP

                                    EXHIBIT I
              CASH POOL ACCOUNT BORROWING and CONTRIBUTION REQUEST


Submission Pursuant To Letter Agreement. This Request is delivered to you pursuant to the Cash Pool Letter Agreement, dated as of April 25, 2002 (together with all amendments, if any, from time to time made thereto, the "Cash Pool Agreement"), between SUSA PARTNERSHIP, LP (the "Borrower"), and
      -------------------                                       --------
     SC Realty, Incorporated (the "Lender").

Request For Borrowing or Notice of Contribution. Borrower hereby requests that
     Lender execute the following transaction. Contributed funds will be applied to outstanding balances in accordance with the letter agreement.

A.   Request for Borrowing
     ---------------------
                                                               ------------
     Amount of Loan:                                           $
                  (Not to exceed $5MM outstanding)             ------------

     Date of Advance:                                          ------------

                                                               ------------
     Deposit to Account Number:
                  Account Name:     SUSA Partnership, LP
                  Bank:             First Tennessee Bank
                  Account No.:      *****
                  Routing No.:      #####

B.   Notice of Contribution
     ----------------------
                                                               ------------
         a)   Amount of Contribution:                          $
                                                               ------------

         b)   Date of Contribution:                            ------------

                                                               ------------

         c)   Deposit to Account Number:
                  Account Name:     SC Realty, Incorporated
                  Bank:             Mellon Bank
                  Account No.:      *****
                  Routing No.:      #####


Execution Authorized.

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                                                   SUSA PARTNERSHIP, LP

                                                   By:
                                                   _______________________
                                                   Mark Hickey

                                                   Title: